united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23611

James Alpha Funds Trust dba Easterly Funds Trust

(Exact name of registrant as specified in charter)

515 Madison Avenue, 24th Floor, New York, NY 10022

(Address of principal executive offices) (Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 2/28

Date of reporting period: 2/28/22

Item 1. Reports to Stockholders.

JAMES ALPHA FUNDS TRUST d/b/a EASTERLY FUNDS TRUST

CLASS A, C, I AND R6 SHARES

ANNUAL REPORT

FEBRUARY 28, 2022

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

February 28, 2022

Dear Fellow Shareholder:

We are pleased to provide you with this annual report on the economy, capital markets as well as performance of the Easterly Snow Capital Long/Short and Small Cap Value mutual funds. This report covers the annual period from February 28, 2021 through February 28, 2022.

Major stock and bond indexes produced mixed results during the period as solid economic results and strong corporate earnings growth contended with concerns over heightened levels of inflation, new coronavirus variants and less accommodative central banks. Most developed market stock benchmarks finished the year with positive returns.

Across the market cap spectrum, investors categorically favored value over growth during the year. In our view, this is the beginning of a long-heralded rotation from high price-to-earnings “P/E” stocks to ones trading at compelling fundamentals. Further supporting our thesis are several catalysts that are aligning in favor of value. While we expect inflation to pull back from its recent high, we think it will settle above its long-term average. Higher average accelerations in underlying prices often coincide with investors rewarding value stocks. The higher the level of inflation, the greater the discount rate applied to earnings and cash flows. Therefore, a value stock’s current cash flows are worth more and a growth stock’s future cash flows are worth less, which historically leads to the outperformance of value versus growth strategies. At the same time, the differential in valuation multiples between the two styles is wide by historical standards.

Meanwhile, central banks began to move away from the extremely accommodative monetary policies. The Federal Reserve began trimming its purchases of Treasuries and agency mortgage-backed securities and policymakers indicated that inflation is no longer transitory. As the market began to factor in the number and magnitude of future interest rates hikes, markets struggled to appropriately reprice assets. While fading stimulus might pose some challenges for investors, we believe it could contribute to a return of price sensitivity in capital markets, which bodes well for our bottom-up approach focused on fundamentals.

In the face of all the uncertainty, we are encouraged as the majority of the companies we hold remain in good standing despite some of the macroeconomic headwinds. Balance sheets are stronger than ever, with much of the debt refinanced at lower rates or extended to longer-dated maturities. Credit remains benign across the board as government stimulus took much of the default risk off the table. While rising raw materials, transport and supply chain costs have temporarily eroded corporate margins, price increases instituted last year will continue as management teams look to offset higher costs. We believe that COVID-19 and today’s inflationary environment have allowed quality companies to gain significant market share due to the exit of smaller players, superior speed to market with innovative pandemic business solutions, sophisticated large scale logistics and better access to capital. If corporate profit margins remain under pressure, investors will increasingly focus on stocks that offer distinct margin recovery stories at attractive valuations.

Looking ahead, the key variables for investors in 2022 will most likely be the conflict in eastern Europe, the path of inflation, and central banks’ response to acute increases in prices, which is turning out to be stronger and more long-lived than anticipated. We believe the road ahead remains positive for our value strategy. Our funds are populated with companies that are positioned to benefit throughout the economic and market cycle. The firms we own have strong balance sheets, proven management teams, recurring cash flow streams and the flexibility to adapt to an inflationary environment. We believe, these companies will be able to compound earnings over an extended period through both rising and declining markets. All told, we remain dedicated to helping to deliver strong long-term performance and transparent communications to our shareholders. Thank you for your commitment and loyalty to Easterly Investment Partners.

148734469-UFD-04/25/2022

Easterly Snow Small Cap Value Fund

PORTFOLIO REVIEW (Unaudited)

February 28, 2022

The Fund’s performance figures* for each of the periods ended February 28, 2022, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception*	Since Inception**
Class I	7.57%	9.33%	9.06%	10.30%	N/A
Class A	7.32%	9.06%	8.79%	10.03%	N/A
Class A with load	1.11%	7.78%	8.14%	9.45%	N/A
Class C	6.49%	8.24%	7.98%	9.21%	N/A
Class R6	N/A	N/A	N/A	N/A	-2.77%
Russell 2000® Value Total Return Index(a)	6.63%	7.97%	10.66%	10.43%	-7.58%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (833) 999-2636. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated November 8, 2021, is 1.63%, 1.88%, 2.63% and 1.63% for the I, A, C and R6 Classes, respectively.

(a)	The Russell 2000® Value Total Return Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

*	Inception date for Class I, A and C is November 30, 2010.

**	Inception date for Class R6 is November 4, 2021.

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $1,000,000 INVESTED IN THE

EASTERLY SNOW SMALL CAP VALUE FUND VS. BENCHMARK

Top 10 Holdings by Industry	% of Net Assets
Banking	21.3%
Leisure Facilities & Services	10.0%
Insurance	8.4%
Retail - Discretionary	7.0%
Semiconductors	6.2%
Oil & Gas Producers	5.8%
Technology Hardware	5.6%
Specialty Finance	5.2%
Home & Office Products	4.6%
Entertainment Content	4.0%
Other/Cash & Equivalents	21.9%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

Easterly Snow Long/Short Opportunity Fund

PORTFOLIO REVIEW (Unaudited)

February 28, 2022

The Fund’s performance figures* for each of the periods ended February 28, 2022, compared to its benchmarks:

		Annualized	Annualized	Annualized	Annualized
	1 Year Return	5 Year Return	10 Year Return	Since Inception*	Since Inception**
Class I	15.69%	8.75%	9.13%	6.41%	N/A
Class A	15.40%	8.49%	8.86%	6.15%	N/A
Class A with load	8.76%	7.21%	8.21%	5.75%	N/A
Class C	14.64%	7.69%	8.06%	5.38%	N/A
Class R6	N/A	N/A	N/A	N/A	2.55%
Russell 3000® Value Total Return Index(a)	14.42%	9.34%	11.63%	7.60%	-2.26%
70% Russell 3000® Value Total Return/30% ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Blend Index(b)	10.07%	7.14%	8.45%	5.91%	-1.51%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (833) 999-2636. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated November 8, 2021, is 1.62%, 1.87%, 2.62% and 1.62% for the I, A, C and R6 Classes, respectively.

(a)	The Russell 3000® Value Total Return Index measures the performance of the largest 3,000 US companies representing approximately 97% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

(b)	The 70% Russell 3000® Value Total Return/30% ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Blend Index consists of 70% Russell 3000® Value Total Return Index and 30% ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Index. The Russell 3000® Value Total Return Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The ICE BofA Merrill Lynch 3 Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

*	Inception date for Class I, A and C is April 28, 2006.

**	Inception date for Class R6 is November 4, 2021.

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $1,000,000 INVESTED IN THE

EASTERLY SNOW LONG/SHORT OPPORTUNITY FUND VS. BENCHMARKS

Top 10 Holdings by Industry	% of Net Assets
Banking	10.5%
Oil & Gas Producers	8.7%
Insurance	8.4%
Biotech & Pharma	7.5%
Apparel & Textile Products	5.6%
Health Care Facilities & Services	4.3%
Transportation & Logistics	4.3%
Technology Hardware	3.6%
Leisure Products	2.9%
Retail - Discretionary	2.6%
Other/Cash & Equivalents	41.6%
100.0%

Please refer to the Portfolio of Investments for a more detailed breakdown of the Fund’s assets.

EASTERLY SNOW SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
February 28, 2022

Shares		Fair Value
	COMMON STOCKS — 99.3%
	APPAREL & TEXTILE PRODUCTS - 2.0%
3,496	Carter’s, Inc.	$337,993
2,365	Skechers USA, Inc., Class A(a)	108,743
		446,736
	AUTOMOTIVE - 2.0%
42,960	Modine Manufacturing Company(a)	433,896

	BANKING - 21.3%
21,521	BankUnited, Inc.	951,228
32,292	First Commonwealth Financial Corporation	521,516
62,701	FNB Corporation	842,074
17,434	OFG Bancorp	491,290
27,782	Old National Bancorp	507,860
17,142	PacWest Bancorp	847,158
26,496	Umpqua Holdings Corporation	565,690
		4,726,816
	COMMERCIAL SUPPORT SERVICES - 0.6%
2,820	ABM Industries, Inc.	126,421

	CONSUMER SERVICES - 1.0%
6,835	Matthews International Corporation, Class A	226,785

	ENTERTAINMENT CONTENT - 4.0%
57,299	Lions Gate Entertainment Corporation, Class A(a)	880,113

	HOME & OFFICE PRODUCTS - 4.6%
120,112	ACCO Brands Corporation	1,032,963

	HOME CONSTRUCTION - 1.7%
12,808	Taylor Morrison Home Corporation(a)	377,836

	HOUSEHOLD PRODUCTS - 0.4%
2,928	Energizer Holdings, Inc.	97,766

See accompanying notes to financial statements.

EASTERLY SNOW SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
February 28, 2022

Shares		Fair Value
	COMMON STOCKS — 99.3% (Continued)
	INDUSTRIAL SUPPORT SERVICES - 0.8%
1,395	WESCO International, Inc.(a)	$169,813

	INSURANCE - 8.4%
23,020	American Equity Investment Life Holding Company	867,624
2,060	Argo Group International Holdings Ltd.	86,870
37,390	CNO Financial Group, Inc.	903,716
		1,858,210
	LEISURE FACILITIES & SERVICES - 10.0%
24,070	Bloomin’ Brands, Inc.	592,363
12,678	Brinker International, Inc.(a)	539,322
52,420	Cinemark Holdings, Inc.(a)	919,448
3,689	Dave & Buster’s Entertainment, Inc.(a)	159,881
		2,211,014
	MACHINERY - 1.0%
2,500	Hillenbrand, Inc.	119,275
37,062	NN, Inc.(a)	95,991
		215,266
	MEDICAL EQUIPMENT & DEVICES - 0.8%
30,240	Co-Diagnostics, Inc.(a)	175,392

	METALS & MINING - 1.6%
14,082	Alamos Gold, Inc., Class A	103,644
10,285	Century Aluminum Company(a)	242,931
		346,575
	OIL & GAS PRODUCERS - 5.8%
53,289	Delek US Holdings, Inc.(a)	918,169
73,599	Southwestern Energy Company(a)	367,259
		1,285,428
	RETAIL - DISCRETIONARY - 7.0%
41,535	American Eagle Outfitters, Inc.	875,557
7,305	Urban Outfitters, Inc.(a)	200,961
64,557	Vera Bradley, Inc.(a)	488,051
		1,564,569

See accompanying notes to financial statements.

EASTERLY SNOW SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
February 28, 2022

Shares		Fair Value
	COMMON STOCKS — 99.3% (Continued)
	SEMICONDUCTORS - 6.2%
32,816	Photronics, Inc.(a)	$604,471
6,423	Silicon Motion Technology Corporation - ADR	465,924
15,743	Vishay Intertechnology, Inc.	302,108
		1,372,503
	SOFTWARE - 1.0%
2,162	Ziff Davis, Inc.(a)	217,497

	SPECIALTY FINANCE - 5.2%
10,438	Alliance Data Systems Corporation	704,043
15,074	PROG Holdings, Inc.(a)	461,867
		1,165,910
	STEEL - 2.9%
17,092	Commercial Metals Company	658,897

	TECHNOLOGY HARDWARE - 5.6%
2,870	Lumentum Holdings, Inc.(a)	283,728
24,998	Super Micro Computer, Inc.(a)	982,172
		1,265,900
	TECHNOLOGY SERVICES - 1.5%
11,499	Green Dot Corporation, Class A(a)	329,446

	TRANSPORTATION & LOGISTICS - 3.9%
2,536	Atlas Air Worldwide Holdings, Inc.(a)	198,721
45,465	JetBlue Airways Corporation(a)	694,250
		892,971

	TOTAL COMMON STOCKS (Cost $21,097,179)	22,078,723

	TOTAL INVESTMENTS - 99.3% (Cost $21,097,179)	$22,078,723
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.7%	162,731
	NET ASSETS - 100.0%	$22,241,454

ADR	- American Depositary Receipt

LTD	- Limited Company

(a)	Non-income producing security.

See accompanying notes to financial statements.

EASTERLY SNOW LONG/SHORT OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
February 28, 2022

Shares		Fair Value
	COMMON STOCKS — 86.1%
	AEROSPACE & DEFENSE - 1.1%
2,700	Lockheed Martin Corporation	$1,171,260

	APPAREL & TEXTILE PRODUCTS - 5.7%
21,890	Carter’s, Inc.	2,116,324
19,501	PVH Corporation	1,908,953
44,680	Tapestry, Inc.	1,827,412
		5,852,689
	BANKING - 10.5%
34,797	Bank of America Corporation	1,538,027
32,270	Citigroup, Inc.	1,911,352
13,410	JPMorgan Chase & Company	1,901,538
41,445	Truist Financial Corporation	2,578,708
54,855	Wells Fargo & Company	2,927,611
		10,857,236
	BIOTECH & PHARMA - 7.5%
10,634	AbbVie, Inc.	1,571,386
12,550	Amgen, Inc.	2,842,325
7,404	Biogen, Inc.(a)	1,562,318
35,330	Pfizer, Inc.	1,658,390
		7,634,419
	ELECTRIC UTILITIES - 1.8%
81,010	Vistra Corporation	1,848,648

	ENTERTAINMENT CONTENT - 1.0%
6,740	Walt Disney Company (The)(a)	1,000,620

	FOOD - 2.4%
38,050	Lamb Weston Holdings, Inc.	2,527,662

	HEALTH CARE FACILITIES & SERVICES - 4.3%
39,805	Cardinal Health, Inc.	2,149,868
28,350	Centene Corporation(a)	2,342,277
		4,492,145

See accompanying notes to financial statements.

EASTERLY SNOW LONG/SHORT OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
February 28, 2022

Shares		Fair Value
	COMMON STOCKS — 86.1% (Continued)
	HOME CONSTRUCTION - 2.1%
15,265	Mohawk Industries, Inc.(a)	$2,149,007

	INDUSTRIAL SUPPORT SERVICES - 1.7%
14,360	WESCO International, Inc.(a)	1,748,043

	INSTITUTIONAL FINANCIAL SERVICES - 1.4%
4,375	Goldman Sachs Group, Inc. (The)	1,493,144

	INSURANCE - 8.4%
42,390	Argo Group International Holdings Ltd.	1,787,586
91,590	CNO Financial Group, Inc.	2,213,730
29,690	Hartford Financial Services Group, Inc. (The)	2,062,861
38,435	MetLife, Inc.	2,596,285
		8,660,462
	LEISURE FACILITIES & SERVICES - 0.5%
25,175	Norwegian Cruise Line Holdings Ltd.(a)	490,661

	LEISURE PRODUCTS - 2.9%
30,710	Hasbro, Inc.	2,980,406

	MACHINERY - 2.1%
44,875	Hillenbrand, Inc.	2,140,986

	MEDICAL EQUIPMENT & DEVICES - 2.4%
19,855	Zimmer Biomet Holdings, Inc.	2,525,357

	METALS & MINING - 2.2%
27,235	Freeport-McMoRan, Inc.	1,278,683
12,770	Rio Tinto plc - ADR	1,003,467
		2,282,150
	OIL & GAS PRODUCERS - 8.7%
61,268	BP plc - ADR	1,789,638
94,257	Coterra Energy, Inc.	2,199,016
12,300	Marathon Petroleum Corporation	957,801

See accompanying notes to financial statements.

EASTERLY SNOW LONG/SHORT OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
February 28, 2022

Shares		Fair Value
	COMMON STOCKS — 86.1% (Continued)
	OIL & GAS PRODUCERS - 8.7% (Continued)
9,480	Pioneer Natural Resources Company	$2,271,407
59,350	Suncor Energy, Inc.	1,811,956
		9,029,818
	RETAIL - DISCRETIONARY - 2.6%
44,960	American Eagle Outfitters, Inc.	947,757
32,090	Kohl’s Corporation	1,784,846
		2,732,603
	SEMICONDUCTORS - 2.4%
24,230	Intel Corporation	1,155,771
70,500	Vishay Intertechnology, Inc.	1,352,895
		2,508,666
	SPECIALTY FINANCE - 0.9%
13,710	Alliance Data Systems Corporation	924,740

	STEEL - 2.1%
54,500	Commercial Metals Company	2,100,975

	TECHNOLOGY HARDWARE - 3.6%
19,120	Lumentum Holdings, Inc.(a)	1,890,203
44,030	NCR Corporation(a)	1,784,096
		3,674,299
	TELECOMMUNICATIONS - 1.9%
92,610	Lumen Technologies, Inc.	959,440
20,030	Verizon Communications, Inc.	1,075,010
		2,034,450
	TRANSPORTATION & LOGISTICS - 4.3%
8,070	FedEx Corporation	1,793,719
67,410	JetBlue Airways Corporation(a)	1,029,351
35,930	Southwest Airlines Company(a)	1,573,734
		4,396,804
	TRANSPORTATION EQUIPMENT - 1.6%
18,500	PACCAR, Inc.	1,698,485

See accompanying notes to financial statements.

EASTERLY SNOW LONG/SHORT OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
February 28, 2022

Shares						Fair Value

	TOTAL COMMON STOCKS (Cost $72,886,804)					$88,955,735

Contracts(b)		Broker/Counterparty	Expiration Date	Exercise Price	Notional Value
	EQUITY OPTIONS PURCHASED - 0.0%
	PUT OPTIONS PURCHASED - 0.0%
73	SPDR S&P 500 ETF Trust	JEF	06/17/2022	$430	$3,187,399	$147,460
	TOTAL PUT OPTIONS PURCHASED (Cost - $167,546)

	TOTAL EQUITY OPTIONS PURCHASED (Cost - $167,546)					147,460

	TOTAL INVESTMENTS - 86.1% (Cost $73,054,350)					$89,103,195
	CALL OPTIONS WRITTEN – (0.0)% (Proceeds - $92,285)					(67,333)
	PUT OPTIONS WRITTEN - (0.7)% (Proceeds - $759,782)					(668,307)
	OTHER ASSETS IN EXCESS OF LIABILITIES- 14.6%					15,090,135
	NET ASSETS - 100.0%					$103,457,690

Contracts(b)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN EQUITY OPTIONS - (0.7)%
	CALL OPTIONS WRITTEN- (0.0)%
50	SPDR S&P 500 ETF Trust	JEF	06/17/2022	$475	$2,183,150	$20,650
171	Suncor Energy, Inc.	JEF	06/17/2022	30	522,063	46,683
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $92,285)					67,333

	PUT OPTIONS WRITTEN - (0.7)%
80	Alliance Data Systems Corporation	JEF	06/17/2022	$65	$539,600	$44,800
55	Carter’s, Inc.	JEF	06/17/2022	90	531,740	31,625
83	Centene Corporation	JEF	03/18/2022	60	685,746	415
145	Cheesecake Factory, Inc. (The)	JEF	10/21/2022	35	620,455	42,775
90	Citigroup, Inc.	JEF	09/16/2022	58	533,070	48,150
24	FedEx Corporation	JEF	04/14/2022	210	533,448	18,360
290	Freeport-McMoRan, Inc.	JEF	05/20/2022	36	1,361,550	26,680
200	Intel Corporation	JEF	06/17/2022	50	954,000	101,000
395	JetBlue Airways Corporation	JEF	06/17/2022	13	603,165	26,070
120	Kohl’s Corporation	JEF	04/14/2022	43	667,440	12,240
105	Kohl’s Corporation	JEF	06/17/2022	48	584,010	38,063
31	Mohawk Industries, Inc.	JEF	08/19/2022	170	436,418	106,640
261	Norwegian Cruise Line Holdings Ltd.	JEF	06/17/2022	20	508,689	78,039
45	WESCO International, Inc.	JEF	09/16/2022	110	547,785	50,400

See accompanying notes to financial statements.

EASTERLY SNOW LONG/SHORT OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Continued)
February 28, 2022

Contracts(b)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
		WRITTEN EQUITY OPTIONS - (0.7)%
		PUT OPTIONS WRITTEN - (0.7)% (Continued)
105	Western Digital Corporation	JEF	07/15/2022	$48	$534,870	$43,050
		TOTAL PUT OPTIONS WRITTEN (Proceeds - $759,782)				668,307

		TOTAL EQUITY OPTIONS WRITTEN (Proceeds - $852,067)				$735,640

Shares
		EXCHANGE-TRADED FUNDS — (9.3)%
		EQUITY - (9.3)%
(3,600)		Invesco QQQ Trust Series 1				$(1,248,480)
(17,780)		iShares Russell 1000 ETF, EQUITY				(4,315,206)
(7,980)		iShares Russell 3000 ETF				(2,032,666)
(4,540)		SPDR S&P 500 ETF Trust				(1,982,300)
						(9,578,652)

		TOTAL SECURITIES SOLD SHORT - (Proceeds - $9,149,310)				$(9,578,652)

ADR	- American Depositary Receipt

ETF	- Exchange-Traded Fund

LTD	- Limited Company

PLC	- Public Limited Company

SPDR	- Standard & Poor’s Depositary Receipt

JEF	Jefferies

(a)	Non-income producing security.

(b)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

See accompanying notes to financial statements.

EASTERLY FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2022

	Easterly Snow		Easterly Snow
	Small Cap Value		Long/Short
	Fund		Opportunity Fund
Assets:
Total Investments, at cost	$21,097,179		$73,054,350
Total Investments, at value	$22,078,723		$89,103,195
Cash	134,368		15,193,016
Deposit at Broker	—		9,378,145
Receivable for fund shares sold	6,864		—
Interest and dividends receivable	3,068		223,846
Receivable from manager	32,641		—
Prepaid expenses and other assets	41,418		51,590
Total Assets	22,297,082		113,949,792

Liabilities:
Options Written (premiums received $0 and $852,067)	—		735,640
Securities sold short (proceeds $0 and $9,149,310)	—		9,578,652
Payable for fund shares redeemed	332		14,413
Administration fees payable	11,610		21,737
Payable to manager	—		53,150
Trustee fees payable	4,343		7,403
Payable for distribution (12b-1) fees	7,275		36,952
Accrued expenses and other liabilities	32,068		44,155
Total Liabilities	55,628		10,492,102

Net Assets	$22,241,454		$103,457,690

Net Assets:
Paid in capital	$23,003,759		$82,116,774
Accumulated earnings (loss)	(762,305)		21,340,916
Net Assets	$22,241,454		$103,457,690

Net Asset Value Per Share
Class A
Net Assets	$9,893,386		$52,101,769
Shares of beneficial interest outstanding	209,517		1,560,793
Net asset value	$47.22		$33.38
Offering price per share (maximum sales charge of 5.75%)	$50.10		$35.42

Class C
Net Assets	$1,568,679		$3,157,537
Shares of beneficial interest outstanding	36,334		100,524
Net asset value/offering price per share	$43.17		$31.41

Class I
Net Assets	$10,779,340		$48,198,347
Shares of beneficial interest outstanding	221,922		1,429,851
Net asset value/offering price per share	$48.57		$33.71

Class R6
Net Assets	$49		$37
Shares of beneficial interest outstanding	$1		$1
Net asset value/offering price per share	$48.57	(a)	$33.71	(a)

(a)	Doesn’t recalculate due to rounding.

See accompanying notes to financial statements.

EASTERLY FUNDS
STATEMENTS OF OPERATIONS
For Year Ended February 28, 2021

	Easterly Snow	Easterly Snow
	Small Cap Value	Long/Short
	Fund	Opportunity Fund
Investment Income:
Dividend income	$292,452	$2,240,770
Interest income	—	2,916
Less: Foreign withholding taxes	(4,305)	(17,747)
Total Investment Income	288,147	2,225,939

Operating Expenses:
Management fees	229,220	822,931
Distribution (12b-1) fees
Class A Shares	24,717	127,107
Class C Shares	14,328	29,877
Administration fees	102,133	142,377
Dividend expenses	—	127,656
Transfer Agent fees	53,018	79,974
Registration fees	37,903	37,491
Custodian fees	11,841	16,525
Shareholder servicing fees	9,714	28,606
Legal fees	19,259	27,491
Audit fees	14,357	18,593
Printing and postage expenses	12,815	28,815
Trustees’ fees	7,174	10,242
Interest expenses	1,202	90,246
Compliance officer fees	4,085	4,085
Insurance expenses	3,604	4,404
Miscellaneous expenses	10,909	10,696
Total Operating Expenses	556,279	1,607,116

Less: Expenses waived	(211,272)	—
Add: Expenses Recaptured	—	29,316
Total Waivers	(211,272)	29,316

Net Operating Expenses	345,007	1,636,432

Net Investment Income (Loss)	(56,860)	589,507

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	4,821,778	16,423,102
Distribution of realized gain (loss) by underlying
Short Sales	—	(2,726,927)
Options Purchased	—	(249,780)
Options Written	—	1,181,958
Net realized gain	4,821,778	14,628,353

Net change in unrealized appreciation (depreciation) on:
Investments and Foreign currency translations	(3,564,127)	(2,486,758)
Short Sales	—	1,802,017
Options Purchased	—	(24,767)
Options Written	—	118,945
Net change in unrealized appreciation (depreciation)	(3,564,127)	(590,563)
Net Realized and Unrealized Gain/(Loss) on investments	1,257,651	14,037,790

Net Increase in Net Assets Resulting From Operations	$1,200,791	$14,627,297

See accompanying notes to financial statements.

EASTERLY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Easterly Snow Small Cap Value Fund			Easterly Snow Long/Short Opportunity Fund

	Year Ended		Year Ended	Year Ended	Year Ended
	February 28, 2022		February 28, 2021	February 28, 2022	February 28, 2021
Operations:
Net investment income (Loss)	$(56,860)		$39,927	$589,507	$556,501
Net realized gain (loss) on investments	4,821,778		(2,615,951)	$14,628,353	79,932
Net change in unrealized appreciation on investments	(3,564,127)		7,327,960	$(590,563)	15,669,429
Net increase in net assets resulting from operations	1,200,791		4,751,936	14,627,297	16,305,862

Distributions to Shareholders:
Total Distributions:
Class I	(20,171)		—	(3,992,414)	(767,052)
Class A	(2,011)		—	(4,238,716)	(585,909)
Class C	—		—	(257,371)	—
Class R6	(0	) *	—	(4)	—
Total Dividends and Distributions to Shareholders	(22,182)		—	(8,488,505)	(1,352,961)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	11,692,246		1,855,569	1,051,605	520,121
Class A	350,691		762,129	3,900,490	4,486,792
Class C	25,290		26,902	5,283	2,200
Class R6	50		—	36	—
Reinvestment of dividends and distributions
Class I	14,172		—	3,337,504	636,641
Class A	364		—	1,227,401	130,502
Class C	—		—	246,223	—
Class R6	0	*	—	3	—
Redemption fee proceeds
Class I	178		524	—	—
Class A	158		—	—	—
Class C	29		—	—	—
Class R6	—		—	—	—
Cost of shares redeemed
Class I	(9,246,098)		(3,912,714)	(4,534,815)	(8,430,534)
Class A	(351,599)		(3,392,010)	(2,481,431)	(15,482,406)
Class C	(318,180)		(1,642,191)	(1,294,586)	(6,736,652)
Class R6	—		—	—	—
Net increase (decrease) in net assets from share transactions of beneficial interest	2,167,301		(6,301,791)	1,457,713	(24,873,336)

Total Increase (Decrease) in Net Assets	3,345,910		(1,549,855)	7,596,505	(9,920,435)

Net Assets:
Beginning of year/period	18,895,544		20,445,399	95,861,185	105,781,620
End of year	$22,241,454		$18,895,544	$103,457,690	$95,861,185

Share Activity
Shares sold
Class I	236,859		51,272	31,233	20,619
Class A	7,419		27,625	117,447	162,377
Class C	573		869	160	87
Class R6	1		—	1	—
Shares Reinvested
Class I	287		—	100,740	22,449
Class A	8		—	37,398	4,641
Class C	—		—	7,961	—
Class R6	0	**	—	0 **	—
Shares redeemed
Class I	(190,466)		(159,938)	(130,648)	(349,790)
Class A	(7,474)		(199,738)	(72,761)	(713,237)
Class C	(7,310)		(67,888)	(39,934)	(276,270)
Class R6	—		—	—	—
Net Increase (decrease) in shares of beneficial interest	39,897		(347,798)	51,597	(1,129,124)

*	Less than $1.00.

**	Less than 1 share.

See accompanying notes to financial statements.

EASTERLY FUNDS
FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Easterly Snow Small Cap Value Fund
	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	February 28,	February 29,	February 28,	February 28,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$44.01	$26.39	$31.57	$32.36	$30.61
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.14)	0.09	0.01	(0.06)	(0.16)
Net realized and unrealized gain (loss)	3.36	17.53	(5.19)	(0.73)	1.91
Total from investment operations	3.22	17.62	(5.18)	(0.79)	1.75
Dividends and Distributions:
Dividends from net investment income	(0.01)	—	—	—	—
Total dividends and distributions	(0.01)	—	—	—	—
Redemption Fees	0.00 *	—	—	—	0.00 *
Net Asset Value, End of Year	$47.22	$44.01	$26.39	$31.57	$32.36
Total Return**	7.32%	66.81%	(16.41)%	(2.44)%	5.72%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$9,893	$9,223	$10,071	$12,948	$15,236
Ratio of gross operating expenses to average net assets including interest expense (2,3)	2.39%	3.82%	2.41%	2.14%	2.14%
Ratio of net operating expenses to average net assets including interest expense (2,3)	1.50%	1.51%	1.51%	1.50%	1.64%
Ratio of net investment income (loss) before expense reimbursement to average net assets (2,5)	(1.18)%	(2.00)%	(0.90)%	(0.83)%	(1.02)%
Ratio of net investment income (loss) after expense reimbursement to average net assets (2,5)	(0.30)%	0.30%	0.02%	(0.19)%	(0.52)%
Portfolio Turnover Rate	62%	86%	44%	52%	53%

	Easterly Snow Small Cap Value Fund
	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	February 28,	February 28,	February 28,	February 28,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$40.54	$24.48	$29.51	$30.48	$29.05
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.46)	(0.10)	(0.21)	(0.29)	(0.36)
Net realized and unrealized gain (loss)	3.09	16.16	(4.82)	(0.68)	1.79
Total from investment operations	2.63	16.06	(5.03)	(0.97)	1.43
Redemption Fees	0.00 *	—	—	—	—
Net Asset Value, End of Year	$43.17	$40.54	$24.48	$29.51	$30.48
Total Return**	6.49%	65.60%	(17.05)%	(3.18)%	4.92%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,569	$1,746	$2,695	$4,294	$5,230
Ratio of gross operating expenses to average net assets including interest expense (2,4)	3.08%	4.63%	3.16%	2.89%	2.89%
Ratio of net operating expenses to average net assets including interest expense (2,4)	2.25%	2.26%	2.26%	2.25%	2.39%
Ratio of net investment income (loss) before expense reimbursement to average net assets (2,5)	(1.88)%	(2.80)%	(1.64)%	(1.58)%	(1.77)%
Ratio of net investment income (loss) after expense reimbursement to average net assets (2,5)	(1.05)%	(0.43)%	(0.73)%	0.94%	(1.27)%
Portfolio Turnover Rate	62%	86%	44%	52%	53%

*	Less than 0.005 cent per share.

**	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the .

(2)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(3)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	2.39%	3.80%	2.40%	2.14%	2,12%
	Expenses, net waiver and reimbursement	1.50%	1.50%	1.50%	1.50%	1.62%
(4)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	3.08%	4.62%	3.15%	2.89%	2.87%
	Expenses, net waiver and reimbursement	2.25%	2.25%	2.25%	2.25%	2.37%

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

EASTERLY FUNDS
FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Easterly Snow Small Cap Value Fund
	Class I
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	February 28,		February 28,	February 29,	February 28,	February 28,
	2022		2021	2020	2019	2018
Net Asset Value, Beginning of Year	$45.23		$27.05	$32.28	$33.00	$31.14
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)		0.15	0.09	0.02	(0.08)
Net realized and unrealized gain (loss)	3.45		18.03	(5.32)	(0.74)	1.94
Total from investment operations	3.42		18.18	(5.23)	(0.72)	1.86
Dividends and Distributions:
Dividends from net investment income	(0.08)		—	—	—	—
Distributions from realized gains	—		—	—	—	—
Total dividends and distributions	(0.08)		—	—	—	—
Redemption Fees *	0.00		0.00	0.00	0.00	0.00
Net Asset Value, End of Year	$48.57		$45.23	$27.05	$32.28	$33.00
Total Return**	7.57%		67.21%	(16.20)%	(2.21)%	6.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$10,779		$7,926	$7,679	$14,839	$19,220
Ratio of gross operating expenses to average net assets including interest expense (2,3)	2.14%		3.58%	2.16%	1.89%	1.89%
Ratio of net operating expenses to average net assets including interest expense (2,3)	1.25%		1.26%	1.26%	1.25%	1.39%
Ratio of net investment income (loss) before expense reimbursement to average net assets (2,5)	(0.95)%		(1.78)%	(0.63)%	(0.57)%	(0.77)%
Ratio of net investment income (loss) after expense reimbursement to average net assets (2,5)	(0.07)%		0.54%	0.27%	0.07%	(0.27)%
Portfolio Turnover Rate	62%		86%	44%	52%	53%

	Easterly Snow
	Small Cap
	Value Fund
	Class R6***
	For the
	Period Ended
	February 28,
	2022
Net Asset Value, Beginning of Period	$50.04
Income (Loss) from Investment Operations:
Net investment income (1)	—
Net realized and unrealized loss	(1.39)
Total from investment operations	(1.39)
Dividends and Distributions:
Dividends from net investment income	(0.08)
Total dividends and distributions	(0.08)
Net Asset Value, End of Period	$48.57
Total Return**	(2.77	)% (6)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	****
Ratio of gross operating expenses to average net assets including interest expense (2,4)	2.14	% (7)
Ratio of net operating expenses to average net assets including interest expense (2,4)	1.00	% (7)
Ratio of net investment income (loss) before expense reimbursement to average net assets (2,5)	1.25	% (7)
Ratio of net investment income (loss) after expense reimbursement to average net assets (2,5)	(0.02	)% (7)
Portfolio Turnover Rate	62	% (6)

*	Less than 0.005 cent per share.

**	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

***	Class R6 commenced operations on November 4, 2021.

****	Less than 1,000.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(2)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(3)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	2.14%		3.57%	2.15%	1.88%	1.88%
	Expenses, net waiver and reimbursement	1.25%		1.25%	1.25%	1.25%	1.37%
(4)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	2.14	% (7)
	Expenses, net waiver and reimbursement	1.00	% (7)

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized for periods less than one year.

See accompanying notes to financial statements.

EASTERLY FUNDS
FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Easterly Snow Long/Short Opportunity Fund
	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	February 28,	February 29,	February 28,	February 28,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$31.48	$25.42	$26.07	$26.95	$26.55
Income (Loss) from Investment Operations:
Net investment income (1)	0.17	0.16	0.27	0.31	0.32
Net realized and unrealized gain (loss)	4.63	6.32	(0.44)	(0.77)	1.33
Total from investment operations	4.80	6.48	(0.17)	(0.46)	1.65
Dividends and Distributions:
Dividends from net investment income	(0.34)	(0.42)	(0.48)	(0.42)	(1.25)
Distributions from realized gains	(2.56)	—	—	—	—
Total dividends and distributions	(2.90)	(0.42)	(0.48)	(0.42)	(1.25)
Net Asset Value, End of Year	$33.38	$31.48	$25.42	$26.07	$26.95
Total Return*	15.40%	25.71%	(0.85)%	(1.55)%	6.12%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$52,102	$46,551	$51,478	$64,079	$72,100
Ratio of gross operating expenses to average net assets including interest expense (2,3)	1.65%	2.04%	1.70%	1.57%	1.58%
Ratio of net operating expenses to average net assets including interest expense (2,3)	1.68%	2.00%	1.70%	1.57%	1.58%
Ratio of net investment income before expense reimbursement to average net assets (2,5)	0.51%	0.59%	0.98%	1.15%	1.18%
Ratio of net investment income (loss) after expense reimbursement to average net assets (2,5)	0.49%	0.63%	0.98%	1.15%	1.18%
Portfolio Turnover Rate	51%	74%	54%	38%	72%

	Easterly Snow Long/Short Opportunity Fund
	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	February 28,	February 29,	February 28,	February 28,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$29.75	$23.85	$24.36	$25.11	$24.74
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)	(0.03)	0.07	0.10	0.12
Net realized and unrealized gain (loss)	4.38	5.93	(0.44)	(0.70)	1.22
Total from investment operations	4.32	5.90	(0.37)	(0.60)	1.34
Dividends and Distributions:
Dividends from net investment income	(0.10)	—	(0.14)	(0.15)	(0.97)
Distributions from realized gains	(2.56)	—	—	—	—
Total dividends and distributions	(2.66)	—	(0.14)	(0.15)	(0.97)
Net Asset Value, End of Year	$31.41	$29.75	$23.85	$24.36	$25.11
Total Return*	14.64%	24.74%	(1.58)%	(2.29)%	5.31%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$3,158	$3,938	$9,744	$16,735	$20,597
Ratio of gross operating expenses to average net assets including interest expense (2,4)	2.32%	2.79%	2.45%	2.32%	2.33%
Ratio of net operating expenses to average net assets including interest expense (2,4)	2.35%	2.75%	2.45%	2.32%	2.33%
Ratio of net investment income before expense reimbursement to average net assets (2,5)	(0.16)%	(0.18)%	0.25%	0.40%	0.50%
Ratio of net investment income after expense reimbursement to average net assets (2,5)	(0.18)%	(0.14)%	0.25%	0.40%	0.50%
Portfolio Turnover Rate	51%	74%	54%	38%	72%

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Year.

(2)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(3)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	1.45%	1.59%	1.41%	1.41%	1.50%
	Expenses, net waiver and reimbursement	1.48%	1.55%	1.41%	1.41%	1.50%
(4)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	2.10%	2.34%	2.16%	2.16%	2.25%
	Expenses, net waiver and reimbursement	2.13%	2.30%	2.16%	2.16%	2.25%

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

EASTERLY FUNDS
FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year/period)

	Easterly Snow Long/Short Opportunity Fund
	Class I
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	February 28,		February 28,	February 29,	February 28,	February 28,
	2022		2021	2020	2019	2018
Net Asset Value, Beginning of Year	$31.76		$25.68	$26.34	$27.24	$26.83
Income (Loss) from Investment Operations:
Net investment income (1)	0.25		0.22	0.34	0.37	0.38
Net realized and unrealized gain (loss)	4.69		6.39	(0.44)	(0.78)	1.35
Total from investment operations	4.94		6.61	(0.10)	(0.41)	1.73
Dividends and Distributions:
Dividends from net investment income	(0.43)		(0.53)	(0.56)	(0.49)	(1.32)
Distributions from realized gains	(2.56)		—	—	—	—
Total dividends and distributions	(2.99)		(0.53)	(0.56)	(0.49)	(1.32)
Net Asset Value, End of Year	$33.71		$31.76	$25.68	$26.34	$27.24
Total Return*	15.69%		26.00%	(0.60)%	(1.30)%	6.37%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$48,198		$45,372	$44,559	$70,730	$96,661
Ratio of gross operating expenses to average net assets including interest expense (2,3)	1.41%		1.79%	1.45%	1.32%	1.33%
Ratio of net operating expenses to average net assets including interest expense (2,3)	1.44%		1.75%	1.45%	1.32%	1.33%
Ratio of net investment income (loss) before expense reimbursement to average net assets (2,7)	0.75%		0.79%	1.24%	1.40%	1.41%
Ratio of net investment income (loss) after expense reimbursement to average net assets (2,7)	0.72%		0.83%	1.24%	1.40%	1.41%
Portfolio Turnover Rate	51%		74%	54%	38%	72%

	Easterly Snow
	Long/Short
	Opportunity
	Fund
	Class R6**
	For the
	Period Ended
	February 28,
	2022
Net Asset Value, Beginning of Period	$35.83
Income (Loss) from Investment Operations:
Net investment income (1)	0.12
Net realized and unrealized gain	0.75
Total from investment operations	0.87
Dividends and Distributions:
Dividends from net investment income	(0.43)
Distributions from realized gains	(2.56)
Total dividends and distributions	(2.99)
Net Asset Value, End of Period	$33.71
Total Return*	2.55	% (5)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	***
Ratio of gross operating expenses to average net assets including interest expense (2,4)	1.41	% (6)
Ratio of net operating expenses to average net assets including interest expense (2,4)	1.23	% (6)
Ratio of net investment income (loss) before expense reimbursement to average net assets (2,7)	1.49	% (6)
Ratio of net investment income after expense reimbursement to average net assets (2,7)	1.05	% (6)
Portfolio Turnover Rate	51	% (5)

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	R6 commenced operations on November 4, 2021.

***	Less than 1,000.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(2)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(3)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	1.18%		1.34%	1.16%	1.16%	1.25%
	Expenses, net waiver and reimbursement	1.21%		1.30%	1.16%	1.16%	1.25%
(4)	Ratios to average net assets (excluding interest expense)
	Expenses, before waiver and reimbursement	1.18	% (6)
	Expenses, net waiver and reimbursement	1.00	% (6)

(5)	Not annualized.

(6)	Annualized for periods less than one year.

(7)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

EASTERLY FUNDS

NOTES TO FINANCIAL STATEMENTS

Year Ended February 28, 2022

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

James Alpha Fund Trust dba Easterly Funds Trust (the “Trust”) was organized in 2020, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of nine series. These financial statements include the following two diversified series:

Fund Name	Investment Objective
Easterly Snow Small Cap Value Fund	Long Term Capital Appreciation
Easterly Snow Long/Short Opportunity Fund	Long Term Capital Appreciation and protection of investment principal

The Snow Capital Small Cap Value Fund and the Snow Capital Long/Short Opportunity Fund (each an “Existing Fund”) were reorganized on November 5, 2021, from a series of The Trust for Professional Managers, a Delaware statutory trust, into a series of the Trust, into the Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund (each a “Survivor Fund”). As a series of the Trust, Class A, C and I of the Existing Funds converted to Class A, C and I of the Surviving Funds, respectively. Each Existing Fund and its corresponding Survivor Fund have the same investment objective, principal investment strategies. The details of this re-organization are shown below. Effective as of the reorganization date the Survivor Funds launch class R6 shares.

At the Close of Business on November 5, 2021

	Snow Capital Small Cap Value	Easterly Snow Small Cap Value	NAVs
Net Assets Class A	10,322,064	10,322,064	50.24
Net Assets Class C	1,723,777	1,723,777	46.04
Net Assets Class I	12,206,050	12,206,050	51.72

Shares Redeemed/ Received Class A	205,443	205,443
Shares Redeemed/ Received Class C	37,444	37,444
Shares Redeemed/ Received Class I	236,002	236,002

	Snow Capital Long/Short	Easterly Snow Long/Short
	Opportunity Fund	Opportunity Fund	NAVs
Net Assets Class A	52,720,055	52,720,055	35.98
Net Assets Class C	3,462,439	3,462,439	33.86
Net Assets Class I	49,366,221	49,366,221	36.36

Shares Redeemed/ Received Class A	1,465,457	1,465,457
Shares Redeemed/ Received Class C	102,250	102,250
Shares Redeemed/ Received Class I	1,357,794	1,357,794

Currently, Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund offers Class A, Class C, Class I and Class R6 shares. Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I and Class R6 shares are offered at net asset value. Each class represents an interest in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures, ongoing services, and distribution charges. Class R6 shares are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies followed by the Funds in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

EASTERLY FUNDS

NOTES TO FINANCIAL STATEMENTS

Year Ended February 28, 2022 (Continued)

(a) Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the mean between current bid and ask. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the last bid and ask price. Options not listed on a securities exchange or board of trade for which over- the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees (the “Board”). There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of February 28, 2022, for the Fund’ assets and liabilities measured at fair value:

Small Cap Value

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$22,078,723	$—	$—	$22,078,723
Total	$22,078,723	$—	$—	$22,078,723

EASTERLY FUNDS

NOTES TO FINANCIAL STATEMENTS

Year Ended February 28, 2022 (Continued)

Long/Short Opportunity

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$88,955,735	$—	$—	$88,955,735
Total	$88,955,735	$—	$—	$88,955,735
Asset Derivatives
Put Options Purchased	$—	$147,460	$—	$147,460
Total Assets	$88,955,735	$147,460	$—	$89,103,195
Liability Derivatives
Call Options Written	$—	$67,333	$—	$67,333
Put Options Written	—	668,307	—	668,307
Exchange Traded Funds Sold Short	9,578,652	—	—	9,578,652
Total Liabilities	$9,578,652	$735,640	$—	$10,314,292

There were no level 3 securities held during the year.

*	Refer to the Schedules of Investments for industry or category classifications.

(b) Federal Income Tax

It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended February 28, 2019 to February 28, 2021, or expected to be taken in the Funds’ February 28, 2022 year-end tax returns.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in the Funds’ February 28, 2022 year-end tax returns. The Funds identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Funds make significant investments. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended February 28, 2022, the Funds did not incur any interest or penalties.

(c) Security Transactions and Other Income

Security transactions are reflected for financial reporting purposes as of the trade date. Dividend income is recognized on the ex- dividend date, and interest income is recognized on an accrual basis including premium amortized and discount accreted.. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(d) Dividends and Distributions

The following table summarizes each Fund’s intended dividend and capital gain declaration policy:

	Income	Capital
Fund	Dividends	Gains
Easterly Snow Small Cap Value	Annually	Annually
Easterly Snow Long/Short Opportunity	Annually	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in -surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of each Fund.

EASTERLY FUNDS

NOTES TO FINANCIAL STATEMENTS

Year Ended February 28, 2022 (Continued)

(e) Allocation of Expenses

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

(f) Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(g) Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Market Disruptions Risk. The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Funds hold, and may adversely affect the Funds’ investments and operations. The transmission of COVID- 19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the marketplace and the jobs market. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Funds’ securities or other assets. Such impacts may adversely affect the performance of the Funds.

EASTERLY FUNDS

NOTES TO FINANCIAL STATEMENTS

Year Ended February 28, 2022 (Continued)

2.       MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) Easterly Investment Partners LLC acts as investment manager for the Funds pursuant to the terms of a Management Agreement with the Trust, on behalf of the Funds (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with each Fund’s respective investment policies and restrictions. Each investment sub-advisor is responsible for the day-to-day management of its Fund’s portfolios. Easterly Investment Partners LLC serves the Funds in a supervision capacity with responsibility to monitor the performance of the Funds’ outside service providers, assist in the review of financial statements and other regulatory filings and board meeting materials related to each Fund. The management fees are payable to Easterly Investment Partners LLC monthly by each Fund and are computed daily as shown in the table below. Prior to July 1, 2021 Snow Capital Management LP was the investment manager.

(b) Pursuant to an operating expense limitation agreement between Easterly Investment Partners LLC and the Funds, Easterly Investment Partners LLC has contractually agreed to waive all or a portion of its advisory fee and/or pay expenses of the Fund so that total annual Fund operating expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) do not exceed the expense limitation shown in the table below, and is based on the Funds’ average daily net assets. Prior to July 1, 2021 Snow Capital Management contractually waived the expenses at the same rates. This operating expense limitation agreement cannot be terminated during its term. Easterly Investment Partners LLC is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and Fund expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. The expense limitation agreement will be in effect through November 5, 2023.

							Managament
							Fee Waived/
	Management	Expenses Limitation					Expenses Reimbursed	Management Fee
Fund	Agreement	Cl A	Cl C	Cl I	CL R6	Expires	YTD 2/28/2022	Recaptured
Small Cap Value	0.95%	1.50%	2.25%	1.25%	1.00%	11/5/2023	$211,272	—
Long/Short Opportunity	0.80%	1.55%	2.30%	1.30%	1.00%	11/5/2023	—	29,316

The following table shows the available waived expenses and expiration date for each Fund subject to potential recovery.

Fund	2/28/2023	2/28/2024	2/28/2025
Small Cap Value	$—	$—	$136,896
Long/Short Opportunity	—	—	—

Expenses waived prior to July 1, 2021 are not recapturable by Easterly Investment Partners LLC.

(c)   Ultimus Fund Distributors, LLC (“UFD”) is the Trust’s Distributor. The Trust with respect to the Funds have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Funds. The Plan provides that the Fund will pay UFD and other entities, including a broker-dealer affiliate of the Adviser, are paid pursuant to the Plans provided and the expenses borne by the distributor and others in the distribution of Fund shares a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of each of the Funds’ Class C shares. Prior to November 5, 2021 Quasar Distributors, LLC the Funds paid a distribution fee of 0.25% and 0.75% of each Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and the distribution of Fund shares, and 0.25% of each Fund’s average daily net assets of Class C shares for shareholder servicing, as applicable. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets.

(d)  Ultimus Fund Solutions, LLC (“UFS”), an affiliate of UFD provides administrative, fund accounting and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Prior to November 5, 2021 US Bancorp Fund Services, LLC (“Fund Services”) provided these services.

EASTERLY FUNDS

NOTES TO FINANCIAL STATEMENTS

Year Ended February 28, 2022 (Continued)

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds. Prior to November 5, 2021 Fund Services provided these services.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Certain employees of UFS and NLCS are also officers of the Trust and are not paid any fees directly by the Trust for serving in such capacity. Prior to November 5, 2021, Certain officers of the Funds were employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank.

3.       INVESTMENT TRANSACTIONS

(a)   For the year ended February 28, 2022, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Funds were as follows:

Fund	Purchase	Sale s
Small Cap Value	$16,781,450	$14,456,446
Long/Short Opportunity	45,897,069	50,584,834

(b)   Options Contracts – Certain Funds may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchase option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid.

Certain Funds may write covered call options. This means that the Fund will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Fund holds a covered call position.

When a Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The liability representing a Fund’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

The Funds may enter into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

EASTERLY FUNDS

NOTES TO FINANCIAL STATEMENTS

Year Ended February 28, 2022 (Continued)

(c)  The Easterly Long/Short Opportunity Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as dividend or interest expense. As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at February 28, 2022, were as follows:

			Location of derivatives on	Fair value of asset/liability
Fund	Derivative	Risk Type	Statements of Assets and Liabilities	derivatives
Long/Short Opportunity
	Put options purchased	Equity	Investments in securities, at value	$147,460
	Call options written	Equity	Options written, at value	(67,333)
	Put options written	Equity	Options written, at value	(668,307)
			Totals	$(588,180)

The effect of derivative instruments on the Statements of Operations for the year ended February 28, 2022, were as follows:

			Realized and unrealized gain
Portfolio Derivative	Location of gain (loss) on derivatives	Risk Type	(loss) on derivatives
Long/Short Opportunity
Option Contracts
	Net realized loss on options purchased	Equity	$(249,780)
	Net realized gain on options written	Equity	1,181,958
	Net change in unrealized depreciation on options purchased	Equity	(24,767)
	Net change in unrealized appreciation on options written	Equity	118,945
			$1,026,356

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The Fund is not subject to any Master Netting Arrangements, therefore the Fund did not offset any assets or liabilities.

4.       AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Cost for			Tax Net
	Federal Tax	Unrealized	Unrealized	Unrealized
Portfolio	Purposes	Appreciation	Depreciation	App/Dep
Small Cap Value	$21,291,071	$2,537,652	$(1,750,000)	$787,652
Long/Short Opportunity	63,040,821	18,470,070	(2,721,988)	15,748,082

5.       DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended February 28, 2022 and February 28, 2021 was as follows:

	For the year ended February 28, 2022:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	Of Capital	Total
Small Cap Value	$22,068	$—	$114	$22,182
Long/Short Opportunity	3,648,347	4,840,158	—	8,488,505

EASTERLY FUNDS

NOTES TO FINANCIAL STATEMENTS

Year Ended February 28, 2022 (Continued)

For the year ended February 28, 2021:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	Of Capital	Total
Small Cap Value	$—	$—	$—	$—
Long/Short Opportunity	1,352,961	—	—	1,352,961

As of February 28, 2022, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Small Cap Value	$—	$—	$(24,892)	$(1,525,065)	$—	$787,652	$(762,305)
Long/Short Opportunity	546,098	5,046,423	—	—	—	15,748,395	21,340,916

The difference between book basis and tax basis undistributed net investment income (loss), accumulated net realized gains (losses), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales and C-Corporation return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Easterly Snow Small Cap Value Fund incurred and elected to defer such late year losses of $24,892.

At February 28, 2022, the Funds utilized capital loss carry forwards for federal income tax purposes as follows:

				CLCF
Portfolio	Short-Term	Long-Term	Total	Utilized
Small Cap Value	$—	$1,525,065	$1,525,065	$4,409,141
Long/Short Opportunity	—	—	—	1,590,983

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions, resulted in reclassifications for the Funds for the fiscal year ended February 28, 2022 as follows:

		Accumulated
Portfolio	Paid In Capital	Earnings (Losses)
Small Cap Value	$(32,082)	$32,082
Long/Short Opportunity	17	(17)

6.       BENEFICIAL OWNERSHIP (Unaudited)

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of February 28, 2022, the shareholders that own 25% or more of the voting securities are as follows:

		Long/Short
Owner	Small Cap Value	Opportunity
Merrill Lynch	41.2%	41.1%

7.       LINE OF CREDIT

Prior to November 5, 2021, the Funds each had a line of credit with a maximum amount of borrowing for the lesser of $1,500,000 and $8,000,000 of the Small Cap Value and Long/Short Opportunity, respectively, or 33% of unencumbered assets maturing August 7, 2021. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ prior custodian, U.S. Bank. Interest was accrued at the prime rate of 3.25%. There were no loans outstanding at period end. The following table provides information regarding the usage of the line of credit during the year ended February 28, 2022.

EASTERLY FUNDS

NOTES TO FINANCIAL STATEMENTS

Year Ended February 28, 2022 (Continued)

	Days Utilized	Average Amount Borrowings Outstanding	Interest Expense (1)	Average Interest Rate	Borrowings 2/28/2022	Day of Maximum Borrowing
Small Cap Value	20	$430,800	$778	3.25%	$1,401,000	7/13/2021

(1)	Includes only Interest Expense for the period ended February 28, 2022 and may not agree back to the Statement of Operations, which also may include overdrafts, line of credit fees, and broker interests.

8.       NEW REGULATORY UPDATES

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivative by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds will be required to comply with Rule 18f-4 by August 19,2022. It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives. Management is currently evaluating the potential impact of Rule 18f-4 on the Funds. When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Funds’ use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a -5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. The Fund is currently evaluating the impact, if any, of applying this provision

9.       SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of James Alpha Funds Trust d/b/a Easterly

Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Easterly Snow Small Cap Value Fund, and Easterly Snow Long/Short Opportunity Fund, (collectively referred to as the “Funds”), each a series of the James Alpha Funds Trust d/b/a Easterly Funds Trust, including the schedules of investments, as of February 28, 2022, the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of February 28, 2022, the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes for the year ended February 28, 2021, and the financial highlights for each of the four years in the period ended February 28, 2021 have been audited by other auditors, whose report dated April 28, 2021 expressed unqualified opinions on such statement and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with custodians. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

April 28, 2022

EASTERLY FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)

Year ended February 28, 2022

Change in Registrant’s Independent Public Accountant

Effective November 5, 2021, the Snow Small Cap Value Fund and Snow Capital Long/Short Opportunity Fund (the “Predecessor Funds”) reorganized into Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund (the “Funds”), a newly created series of the James Alpha Funds Trust dba Easterly Funds Trust (the “Trust”) (the “Reorganization”). Deloitte & Touche LLP (“Deloitte”), served as independent registered public accounting firm to the Predecessor Funds, and prepared audit reports for the Predecessor Funds for the fiscal year ended February 28, 2021.

At a meeting of the Audit Committee and Board of Trustees of the Trust held on September 2, 2021, the Audit Committee and the Board of Trustees engaged Tait Weller & Baker LLP (“Tait”) as the independent registered public accounting firm for the Funds for the Funds’ first fiscal period ending February 28, 2022.

The report of Deloitte on the financial statements of the Predecessor Fund for the fiscal year ended February 28, 2021, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Predecessor Funds’ fiscal year ended February 28, 2021 and through November 5, 2021 (1) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Deloitte’s satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their report on the Predecessor Funds’ financial statements for such period and (2) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the Predecessor Funds’ fiscal year ended February 28, 2021 and through November 5, 2021, neither the Predecessor Funds nor anyone on behalf of the Predecessor Funds consulted Tait on items that: (1) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Predecessor Fund’s; or (2) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

EASTERLY FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2021 through February 28, 2022.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 09/01/2021	Value - 2/28/2022	09/01/2021-2/28/2022*	[Annualized]
Actual Expenses
Easterly Snow Small Cap Value - Class A	$1,000.00	$994.50	$7.42	1.50%
Easterly Snow Small Cap Value - Class C	1,000.00	990.80	11.11	2.25%
Easterly Snow Small Cap Value - Class I	1,000.00	995.80	6.19	1.25%
Easterly Snow Small Cap Value - Class R6**	1,000.00	972.30	3.11	1.00%
Easterly Snow Long/Short Opportunity - Class A	1,000.00	1,057.20	7.65	1.50%
Easterly Snow Long/Short Opportunity - Class C	1,000.00	1,053.70	10.95	2.15%
Easterly Snow Long/Short Opportunity - Class I	1,000.00	1,058.60	6.28	1.23%
Easterly Snow Long/Short Opportunity - Class R6**	1,000.00	1,025.50	3.19	1.00%

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 09/01/2021	Value - 2/28/2022	09/01/2021-2/28/2022*	[Annualized]
Hypothetical [5% Return Before Expenses]
Easterly Snow Small Cap Value - Class A	$1,000.00	$1,017.36	$7.50	1.50%
Easterly Snow Small Cap Value - Class C	1,000.00	1,013.64	11.23	2.25%
Easterly Snow Small Cap Value - Class I	1,000.00	1,018.60	6.26	1.25%
Easterly Snow Small Cap Value - Class R6**	1,000.00	1,012.60	3.17	1.00%
Easterly Snow Long/Short Opportunity - Class A	1,000.00	1,017.36	7.50	1.50%
Easterly Snow Long/Short Opportunity - Class C	1,000.00	1,014.13	10.74	2.15%
Easterly Snow Long/Short Opportunity - Class I	1,000.00	1,018.70	6.16	1.23%
Easterly Snow Long/Short Opportunity - Class R6**	1,000.00	1,012.60	3.17	1.00%

*	Expenses are equal to the Funds annualized expense ratio multiplies by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Commenced operations on November 5, 2021, actual expenses are calculated from commencement date through February 28, 2022 (115) divided by the number of days in the fiscal year (365).

EASTERLY FUNDS

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees (the “Board”) Meeting of September 2, 2021

On September 2, 2021, the Board of Trustees (the “Board”) of James Alpha Funds Trust d/b/a Easterly Funds Trust (the “Trust”), a Delaware business trust, met to consider, among other things, the approval of the investment management agreements (the “Investment Management Agreements”) between the Trust and Easterly Investment Partners LLC (the “Adviser”) on behalf of the Easterly Snow Small Cap Value Fund and Easterly Snow Long/Short Opportunity Fund (each, a “Fund” and together the “Funds”).

The Independent Trustees discussed the information received respecting (i) the nature, quality and scope of services provided by the Adviser; (ii) the investment performance of the Funds relative to comparable funds; (iii) the costs of services provided and profits realized by the Adviser; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the Funds grow and whether fee levels appropriately reflect economies of scale; and (vi) benefits realized by the Adviser from its relationship with the Funds.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Extent and Quality of Services. In considering the approval of the Investment Management Agreements with EIP, the Board considered the nature, extent and quality of services that EIP proposed to provide to the New Funds, including the Adviser’s personnel and resources. The Board reviewed the services EIP proposed to provide in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. It was noted that the portfolio management teams were the same as those of the corresponding Predecessor Fund. The Board also reviewed information provided regarding trading and brokerage practices, soft dollar usage, and compliance matters. The Board concluded that the services EIP proposed to provide to the New Funds are satisfactory.

Performance. The Board reviewed performance information that EIP provided for each corresponding Predecessor Fund compared to its respective benchmark index(es) for the three month period, one-, three-, five-, and ten-year periods, and since inception period ended June 30, 2021.

Easterly Snow Long/Short Opportunity Fund: The Board noted that EIP’s predecessor had managed the Predecessor Fund since its inception in November 2020. The Board noted that the Institutional Class shares of the Predecessor Fund outperformed its primary benchmark for the one- and five -year periods and underperformed its primary benchmark for the three month period, three- and ten-year periods, and since inception period. The Board further noted that the Predecessor Fund outperformed its secondary benchmark for the three month period, one-, three-, and five-year periods, and since inception period, and underperformed its secondary benchmark for the ten year period.

Easterly Snow Small Cap Value Fund: The Board noted that EIP’s predecessor had managed the Predecessor Fund since its inception in April 2006. The Board noted that the Institutional Class shares of the Predecessor Fund outperformed its benchmark for the one - and three-years periods and underperformed its benchmark for the three month period, five-, and ten-year periods, and since inception period.

Advisory Fees and Fund Expenses. The Board reviewed each Fund’s proposed contractual advisory fee and estimated net and gross expense ratio. The Board noted that EIP has contractually agreed to waive fees and/or limit expenses of the New Funds for two years from the closing of the Reorganization in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the New Funds. The Board reviewed each Fund’s proposed contractual advisory fee and estimated gross and net expense ratio as compared to that of its corresponding Predecessor Fund.

EASTERLY FUNDS

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

The Board discussed the level of work involved in EIP’s oversight of the New Funds and the other services that the EIP would provide to the New Funds.

In light of the nature, quality and extent of services EIP would provide, the Board concluded that each New Fund’s proposed advisory fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as each New Fund grows and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of Fund investors. The Board noted that the New Funds may benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

Profitability. The Board then noted that the New Funds had not yet commenced operations and that it would evaluate the financial results from EIP’s relationships with the New Funds at the first renewal of the Investment Management Agreements.

Fallout Benefits. Because of its relationship with the New Funds, EIP and its affiliates may derive ancillary benefits from Fund operations, including those derived from the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services (as applicable). The Board reviewed information provided by the EIP as to any such benefits.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the compensation to be paid under the Investment Management Agreements for each New Fund are fair and reasonable, and that the Investment Management Agreements be approved for an initial two-year term.

EASTERLY FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)

February 28, 2022

TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are set forth in the table below. Darrell Crate is an “interested person” of the Trust (as that term is defined in the 1940 Act) by virtue of their position as an officer of Easterly. The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-672-4839.

Name, Year of Birth, and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE:
Darrell Crate, Year of Birth: 1967 515 Madison Avenue 24th Floor New York, NY 10022	President and Chairperson of the Board	Since 2021	Chief Executive Officer of Easterly Funds LLC (May 2020 – Present) and Managing Principal of Easterly Asset Management LP	9	Chairman of the Board and Director of Easterly Government Properties Inc. (May 2015 – Present); Chairman of the Board and Director of Easterly Acquisition Corp. (August 2015 to November 2018)
INDEPENDENT TRUSTEES:
David Knowlton, Year of Birth: 1957 515 Madison Avenue 24th Floor New York, NY 10022	Trustee	Since 2021	Managing Partner of Three Ocean Partners LLC	9	Director of Easterly Acquisition Corp. (August 2015 to November 2018)
Neil Medugno, Year of Birth: 1957 515 Madison Avenue 24th Floor New York, NY 10022	Trustee	Since 2021	Retired; Partner, Wellington Management Company LLP, Chief Financial Officer, Wellington Funds Group (investment management) (1994– 2017)	9	Trustee of Six Circles Trust (July 2018 – Present)
Patricia Walker, Year of Birth: 1966 515 Madison Avenue 24th Floor New York, NY 10022	Trustee	Since 2021	Retired; Senior Advisor of Best Buy Co., Inc. (March 2020 – August 2020); President, Home and Services of Best Buy Co., Inc. (April 2016 – March 2020); Senior Managing Director of Accenture plc (July 2000 – April 2016)	9	Director of BUILD Boston (June 2020 – Present)

EASTERLY FUNDS

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

February 28, 2022

Name, Year of Birth, and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held by Trustee During Past 5 Years
OFFICERS:
Michael Montague, Year of Birth: 1975 515 Madison Avenue 24th Floor New York, NY 10022	Treasurer	Since 2021	Chief Operating Officer of Easterly Funds LLC and James Alpha Management, LLC	Not Applicable	Not Applicable
Emile Molineaux, Year of Birth: 1962 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Chief Compliance Officer	Since 2021	Senior Compliance Officer (2011 – Present) Northern Lights Compliance Services, LLC	Not Applicable	Not Applicable
Chad Bitterman, Year of Birth: 1972 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Anti-Money Laundering Compliance Officer	Since 2021	Compliance Officer (2010 – Present) Northern Lights Compliance Services, LLC	Not Applicable	Not Applicable
Amaris Sahota, Year of Birth: 1992 515 Madison Avenue 24th Floor New York, NY 10022	Secretary	Since 2021	Chief Operating Officer, Easterly Management Operations LLC (May 2021 – Present); Senior Management Consultant, The Poirier Group (2018 – 2021); Rotational Program, Sun Life Financial (2015 – 2018)	Not Applicable	Not Applicable
Ken Juster, Year of Birth: 1976 515 Madison Avenue 24th Floor New York, NY 10022	Chief Legal Officer	Since 2022	General Counsel of Easterly Asset Management LP (March 2022 – Present); Partner, Cooley LLP (2018 – 2022); Partner, White & Case LLP (2017 – 2018)	Not Applicable	Not Applicable
Erik Naviloff, Year of Birth: 1968 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Assistant Treasurer	Since 2021	Vice President, Ultimus Fund Solutions, LLC (2011 – present)	Not Applicable	Not Applicable
Timothy Burdick, Year of Birth: 1986 4221 North 203rd Street, Ste. 100 Elkhorn, NE 68022	Assistant Secretary	Since 2021	Assistant Vice President, Ultimus Fund Solutions, LLC (2019 – present); Senior Program Compliance Manager, CJ Affiliate (2016 – 2019)	Not Applicable	Not Applicable

*	Each Trustee will serve an indefinite term until they resign or retire and/or their successor, if any, is duly elected and qualified. Officers of the Trust serve at the pleasure of the Board.

PRIVACY NOTICE

JAMES ALPHA FUNDS TRUST dba EASTERLY FUNDS TRUST

March 2021

FACTS	WHAT DOES JAMES ALPHA FUNDS TRUST dba EASTERLY FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●    Social Security number and wire transfer instructions

●    account transactions and transaction history

●    investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Alpha Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:		Does James Alpha Funds Trust dba Easterly Funds Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.		YES	NO
For our marketing purposes - to offer our products and services to you.		YES	YES
For joint marketing with other financial companies.		NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.		NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.		NO	We don’t share
For nonaffiliates to market to you		NO	We don’t share

QUESTIONS?	Call (888) 814-8180

What we do:
How does James Alpha Funds Trust dba Easterly Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does James Alpha Funds Trust dba Easterly Funds Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●    affiliates from using your information to market to you.

●    sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● James Alpha Funds Trust dba Easterly Funds Trust does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●    James Alpha Funds Trust dba Easterly Funds Trust does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● James Alpha Funds Trust dba Easterly Funds Trust doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

EASTERLY228-AR22

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that Neil Medugno are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
Registrant
FYE 2/28/22	$29,000

(b)	Audit-Related Fees
Registrant
FYE 2/28/22	$ 0.00

(c)	Tax Fees
Registrant
FYE 2/28/22	$5,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
Registrant
FYE 2/28/22	$ 0.00

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	Registrant
Audit-Related Fees:	100.00%
Tax Fees:	100.00%	%
All Other Fees:	100.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal year ended February 28,2022, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of February 28, 2022, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The James Alpha Funds Trust dba Easterly Funds Trust

By (Signature and Title)

* /s/ Darrell Crate

Darrell Crate, President and Chief Executive Officer

Date 05/05/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Darrell Crate

Darrell Crate, President and Chief Executive Officer

Date 05/05/22

By (Signature and Title)

* /s/ Michael Montague

Michael Montague, Treasurer and Principal Financial Officer

Date 05/05/22

* Print the name and title of each signing officer under his or her signature.